SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2006

FRANKLIN CREDIT MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	75-2243266
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

101 Hudson Street Jersey City, New Jersey (Address of principal executive offices)	07302 (Zip code)

Registrant’s telephone number, including area code: (201) 604-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 22, 2006, Franklin Credit Management Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 22, 2006, entitled “Franklin Credit Management Reports First Quarter 2006 Earnings.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            FRANKLIN CREDIT MANAGEMENT CORPORATION

            By: /s/ Paul D. Colasono
        Name: Paul D. Colasono
        Title:   Chief Financial Officer and
         Executive Vice President

Date: May 23, 2006